Filed pursuant to Rule 497(a)

File No. 333-195070

Rule 482ad

FOR IMMEDIATE RELEASE

THL Credit Announces Public Offering of Notes due 2022

BOSTON – December 10, 2015 – THL Credit, Inc. (NASDAQ: TCRD) (“THL Credit”) today announced that it priced a public offering of $30,500,000 aggregate principal amount of Notes due 2022 (the “Notes”) on December 9, 2015. The Notes will mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at THL Credit’s option on or after December 30, 2018. The Notes will bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning March 30, 2016. THL Credit also granted the underwriters a 30-day option to purchase up to an additional $4,500,000 in aggregate principal amount of Notes to cover overallotments, if any. THL Credit expects to list the Notes on the New York Stock Exchange under the trading symbol “TCRZ.” Keefe, Bruyette & Woods, Inc. is acting as book-running manager for this offering. BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC and Wunderlich Securities, Inc. are acting as lead managers for this offering.

The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about December 14, 2015.

THL Credit expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of THL Credit before investing. The preliminary prospectus supplement dated December 9, 2015 and the accompanying prospectus dated June 24, 2015, which have been filed with the Securities and Exchange Commission, contain this and other information about THL Credit and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of THL Credit and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559).

ABOUT THL CREDIT

THL Credit is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (BDC) under the Investment Company Act of 1940. THL Credit’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies.

THL Credit is headquartered in Boston, with additional investment teams in Chicago, Houston, Los Angeles and New York. THL Credit is a direct lender to lower middle market companies that invests primarily in directly originated first lien and second lien secured loans, including through unitranche investments. In certain instances, THL Credit also makes subordinated debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities, and direct equity co-investments. THL Credit targets investments primarily in lower middle market companies with annual EBITDA generally between $5 million and $25 million that require capital for growth and acquisitions. THL Credit’s investment activities are managed by THL Credit Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940.

ABOUT THL CREDIT ADVISORS LLC

THL Credit Advisors LLC (“THL Credit Advisors”) is an alternative credit investment manager for both direct lending and broadly syndicated investments through public and private vehicles, collateralized loan obligations, separately managed accounts and co-mingled funds. THL Credit Advisors and its subsidiary maintain a variety of advisory and sub-advisory relationships across their investment platforms, including THL Credit, Inc. (Nasdaq:TCRD), a publicly traded business development company, and THL Credit Senior Loan Fund (NYSE:TSLF), a non-diversified, closed-end management investment company.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. THL Credit undertakes no duty to update any forward-looking statements made herein.

Investor Contact:

THL Credit, Inc.

Terrence W. Olson

COO & CFO

617-790-6010

Media Contact:

Sard Verbinnen & Co

Matt Benson

212-687-8080

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